                            Verizon Northwest Inc.

                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-63655) of Verizon Northwest Inc. of our report dated January 31, 2002, with respect to the consolidated financial statements and the financial statement schedule of Verizon Northwest Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.


/s/Ernst & Young LLP

New York, New York
March 20, 2002